Fees Summary	Mar. 17, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 4,669.47
Total Fee Amount	4,860.09
Total Transaction Valuation	35,192,576.23
Total Offset Amount	0.00
Net Fee	$ 190.62